UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 9, 2021

(Date of earliest event reported)

FICAAR, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-1144546	58-2634747
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Varet Street

Brooklyn, NY 11206

(Address of principal executive offices)

(212) 719-5290

(Registrant’s telephone number, including area code)

_________________________________

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered/
Ficaar, Inc. Common Stock	FCAA	OTC Markets: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable products, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

Ficaar, Inc. ("Ficaar", the "Company", "we", "us") was incorporated in July 2001 in the State of Georgia under the name OwnerTel, Inc. The name of the Company was changed to Ficaar, Inc. in December of 2007.

In August 2012, certain shareholders of the Company representing a majority of the issued and outstanding stock of the Company entered into an agreement and consummated such agreement with Sneaker Charmz, Inc. ("Sneaker Charmz"), a Delaware corporation, whereby 72,020,000 shares of common stock of Ficaar were assigned by the Shareholders to Sneaker Charmz. Thereafter, Sneaker Charmz, Ficaar, and David Cicalese consummated a transaction where the shares of common stock of Ficaar owned by Sneaker Charmz were transferred and assigned to Mr. Cicalese, and Mr. Cicalese's ownership of Sneaker Charmz to Ficaar. Thus, Sneaker Charmz became a wholly owned subsidiary of Ficaar and Mr. Cicalese owned 85% of the total issued and outstanding common stock of the Company.

In January 2014, Mr. Cicalese, President, a member of the Board of Directors, and the majority shareholder of the Company, contributed 100 shares, representing all of the issued and outstanding equity of Precious Holdings, Inc., a Delaware corporation, to the Company. Thus, Precious Holdings, Inc. became a wholly owned subsidiary of the Company.

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On November 16, 2014, in exchange for 110,000 shares of our common stock, we acquired 100% of the outstanding common stock of Standard Canna, Inc. ("Standard"), a Florida corporation, and its wholly owned subsidiaries, Standard Cultivation Systems, Inc., a Colorado corporation, and Standard Property Group, Inc., a California corporation. This acquisition was pursuant to a Transfer Agreement by and among the Company and Jonas Zetzel, sole shareholder of Standard.

On July 28, 2015, the Company transferred its ownership in Sneaker Charmz to David Cicalese, our sole officer and director and majority shareholder, in exchange for 42,000,000 shares of our common stock, which reduced Mr. Cicalese's share ownership of the Company to 30,020,000 shares of Company Common Stock. In July 2015, the Board of Directors and shareholders representing a majority of the issued and outstanding common stock of the Company appointed Dawn Cames as President of the Company and a member of its Board of Directors. In connection with Ms. Cames appointment, she was issued 1,300,000 shares of Company common stock.

On May 28, 2021, David Cicalese entered into an agreement with Gail Levy whereby Cicalese agreed to sell 29,900,000 shares, representing a majority interest in Ficaar, to Levy. Acting as the majority shareholder of the Company, Levy then caused Ficaar to enter into an Agreement and Plan of Merger (the "Merger") between the Company, FCAA Merger Sub I, Inc. ("Merger Sub"), a Delaware limited-liability company and wholly owned subsidiary of Ficaar, and HyEdge, Inc. ("Target" or "HyEdge"), a Delaware corporation, wherein Merger Sub and Target would merge, with Target surviving the transaction as a wholly owned subsidiary of Ficaar.

This Current Report provides Form 10 information and contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report provides Form 10 information and responds to the following Items in Form 8-K:

Item 1.01.	Entry into a Material Definitive Agreement

Item 2.01.	Completion of Acquisition or Disposition of Assets

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

Prior to the Merger, we were a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report constitutes the current "Form 10 information" necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the "Securities Act").

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Merger and Related Transactions

The Merger

On August 6, 2021, the Company, Merger Sub, and Target entered into an Agreement and Plan of Merger (the "Merger Agreement") which closed on August 9, 2021 (the "Closing Date"). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Target and the separate corporate existence of Merger Sub ceased, with Target continuing its corporate existence as a wholly owned subsidiary of the Company. The Merger effected a change in control and was accounted for as a "reverse acquisition" whereby Target is the accounting acquiror for financial statement purposes. Accordingly, for all periods subsequent to the Closing Date, the financial statements of the Company reflect the historical financial statements of HyEdge and any operations of the Company subsequent to the Merger.

Prior to the Merger, we ceased being an operating company and became a "shell company". Pursuant to the Merger, we acquired the business of Target to engage in the business of the development, marketing, and sale of hydrogen-infused water and other consumer goods.

As consideration for the merger, Target shareholders exchanged 100% of Target Stock (as defined in the Merger Agreement) totaling 44,136,473 fully diluted shares into shares of Company Common Stock at a conversion rate of 0.7 As a result, an aggregate of 30,895,530 shares of our Common Stock were issued to the shareholders of Target.

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The issuance of shares of our Common Stock to shareholders of Target in connection with the merger was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D and/or Regulation S promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement and are subject to further contractual restrictions on transfer as described below.

Changes to the Company's Officers and Directors

Effective May 27, 2021, the Company’s Board of Directors appointed Gail Levy as Chief Executive Officer of FICAAR, Inc. On June 1, 2021, in conjunction with the aforementioned change in control, David Cicalese resigned as Secretary and Chairman of the Board of Directors. On June 9, 2021, a majority of Company shareholders elected Gail Levy as a member of the Board of Directors. These changes were reported on the Company's form 8-K that was filed on June 10, 2021.

In conjunction with the Merger, Dawn Cames resigned as President, James C. Sanborn was appointed as COO and as a member of the Board of Directors, and Leonard Klingbaum was appointed as a member of the Board of Directors.

Initial Bridge Loan with Boot Capital

On May 27, 2021, the Company and Boot Capital LLC (“Boot”) entered into Securities Purchase Agreement whereby Boot purchased a $250,000 convertible promissory note (the “Note 1”) and a warrant for the right to purchase an additional 250,000 shares of Company Common Stock, subject to adjustments for anti-dilution.

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The Note 1 has a term of twelve months and matures on May 27, 2022 (“Maturity Date”), unless earlier converted. The Note 1 accrues interest at a rate of 10% per annum, subject to increase to 22% per annum upon and during the occurrence of an event of default. Interest is payable at the Maturity Date. In the event the Company files a registration statement with the Securities and Exchange Commission, the Maturity Date shall be the earlier of (i) May 27, 2022; or (ii) the date on which the Company has raised at least $1,250,000 under the registration statement.

The Note 1 is convertible at any time after one hundred eighty (180) days, at the holder’s option, into shares of our common stock at a 30% discount to the lowest daily VWAP during the 10-day period immediately preceding conversion. The conversion price is also subject to adjustment due to certain events, including stock dividends, stock splits and in connection with the issuance by the Company of common stock or common stock equivalents at an effective price per share lower than the conversion price then in effect.

Each Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $1 per share. The exercise price is also subject to adjustment due to certain events, including stock dividends, stock splits and recapitalizations.

Boot has contractually agreed to restrict its ability to exercise the Warrants and convert the Note such that the number of shares of the Company common stock held by Boot and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

The transaction with Boot was disclosed on the Company's form 8-K that was filed on June 10, 2021.

Second Bridge Loan with Boot Capital

On July 22, 2021, the Company and Boot entered into an additional Securities Purchase Agreement whereby Boot purchased a $152,000 convertible promissory note (the “Note 2”) and a warrant for the right to purchase an additional 300,000 shares of Company Common Stock, subject to adjustments for anti-dilution.

The Note 2 has a term of twelve months and matures on July 22, 2022 (“Maturity Date”), unless earlier converted. The Note 2 accrues interest at a rate of 10% per annum, subject to increase to 22% per annum upon and during the occurrence of an event of default. Interest is payable at the Maturity Date. In the event the Company files a registration statement with the Securities and Exchange Commission, the Maturity Date shall be the earlier of (i) July 22, 2022; or (ii) the date on which the Company has raised at least $1,500,000 under the registration statement.

The Note 2 is convertible at any time after one hundred eighty (180) days, at the holder’s option, into shares of our common stock at a 30% discount to the lowest daily VWAP during the 10-day period immediately preceding conversion. The conversion price is also subject to adjustment due to certain events, including stock dividends, stock splits and in connection with the issuance by the Company of common stock or common stock equivalents at an effective price per share lower than the conversion price then in effect.

Each Warrant is exercisable for a period of five years from the date of issuance at an initial exercise price of $0.55 per share. The exercise price is also subject to adjustment due to certain events, including stock dividends, stock splits and recapitalizations.

Boot has contractually agreed to restrict its ability to exercise the Warrants and convert Note 1 and Note 2 such that the number of shares of the Company common stock held by Boot and its affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

Creation of Preferred Classes of Stock

On August 6, 2021, we amended our Articles of Incorporation to include Certificates of Designation for two new classes of Preferred Stock – Series C Preferred and Series D Preferred. The Certificates of Designation for these new classes are attached hereto as Exhibit 4-1 and 4-2, respectively.

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Current Ownership

Immediately after giving effect to the Merger and other related transactions, there were 40,822,197 shares of our Common Stock issued and outstanding. This figure does not include shares issuable at a future date through the Boot Note and Warrants.

No other securities convertible into or exercisable or exchangeable for our Common Stock (including options or warrants) are outstanding.

Our Common Stock is quoted on the OTC Markets under the symbol "FCAA".

Smaller Reporting Company; Shell Status

Following the Merger, we continue to be a "smaller reporting company" as defined under the Exchange Act. We believe that as a result of the Merger we have ceased to be a "shell company", as such term is defined in Rule 12b-2 under the Exchange Act.

Description of Business

Immediately following the Merger, the business of HyEdge became our business.

Overview

HyEdge operates primarily through its subsidiary, HFactor Water International, LLC, a Delaware limited liability company ("HFactor"). HFactor water was created by Gail Levy, HyEdge's founder and CEO. Gail is a successful serial entrepreneur who was looking for a new product that could alleviate the toxic side effects of the cancer chemotherapeutic drugs that had riddled a dear friend. As she researched the properties of hydrogen water, she became more and more enthralled by its potential.

Ms. Levy felt she could honor her friend by making hydrogen water immaculate, effective, and accessible to everyone. Enlivened by this mission, she collected a team of experts to help her engineer a natural process to combine hydrogen with water with zero impurities and optimal impact. In 2017, she launched her flagship product through retail and ecommerce channels.

HFactor was developed and is manufactured by a team of experts in the U.S. and utilizes a patented chemical-free and magnesium-free process to infuse free hydrogen into its water. Its award winning, environmentally friendly ergonomic pouch keeps the hydrogen potent and pure and makes it extremely portable.

HFactor's anti-inflammatory and antioxidant benefits appeal to a wide population across every age group, positioning HFactor to capture significant share in an expanding market. The global market for bottled water is projected to reach $215B by 2025. HFactor has demonstrated significant market traction, with $2.87M sales in 2020, 30M+ followers across Social Media channels.

The quality of our product is achieved through a proprietary manufacturing process. A reverse osmosis filtering system and patent-protected infusion process ensures efficacy, purity, and taste. The efficacy of hydrogen water is backed by over 1,000 published peer reviewed studies demonstrating that hydrogen positively impacts fitness, health, lifestyle, recovery, and wellness.

Our sales strategy involves a diversified, multi-channel approach. Our products are currently on shelves in approximately 5,000+ retail stores across 20 chains in addition to our growing ecommerce presence. Our company prides itself on having a low carbon footprint, primarily due to our eco-conscious packaging and free mail-in recycling program through our partnership with Teracycle.

Mission Statement

To build a brand and corporate culture that, at its essence, exhibits strength in oneself and in one's community. We promote a foundation of "doing well by doing good". This foundation enables HFactor to produce and distribute the highest quality "better for you" consumer products that are conscious to the community, mind, body, and the environment.

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The Worldwide Health and Fitness Movement

Consumers are looking for a go-to hydration option that provides additional functional benefits without the sugar or caffeine. The worldwide health and fitness movement is just beginning. More and more people are realizing the importance of what you put in your body and how you maintain it. On a greater scale, consumers are looking for brands that have removed artificial ingredients. This has led to a recent increase in contracts from major retailers and distributors in the US that should result in a significant increase to the Company's retail presence throughout 2021 and 2022.

Maintaining Relevance in a Digital World

HFactor has found success by establishing beneficial relationships with target-aligned influencers and sponsoring a multitude of events and activities. We have built organic relationships with athletes and influencers in the fitness space to drive awareness, education, and ecommerce. To solidify HFactor in the fitness space, we have had a strong presence at many sports and fitness events as participating sponsor, driving product trial and education. We expect that as we continue to cultivate these relationships, brand awareness will increase, and we will be able to capture a significant share in an expanding market.

The Benefits of Hydrogen Infused Water

Water already has Hydrogen, as in H2O, but when those two hydrogen atoms are bound to oxygen, they are not available for any other interactions. When we infuse hydrogen gas into water, active hydrogen molecules are free and accessible to our body. Small and soluble, molecular hydrogen can quickly circulate and speed straight into the power centers of our cells. This interaction has been shown to increase athletic performance, reduce inflammation from exercise, and increase powerful antioxidants in our body. Our Reverse Osmosis filtering system ensures the purity and taste of our water, and our patented infusion process allows us to deliver PURE hydrogen and PURE water, and nothing else.

Our Products

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The pouch. The pouch is unique, convenient to hold and carry, and plays a significant role in helping you reap all the benefits Hydrogen has to offer. The eco-conscious design and material was created in an effort to contain the additional Hydrogen in the water. When you add hydrogen to water, it tries to and usually does escape quite easily through more traditional materials such as plastic or cardboard. Our pouch keeps the extra Hydrogen molecules contained, and does so with a lower carbon footprint.

The can. Slim, sleek, and eye-catching, the HFactor cans are finished with a matte white color so the blues and text information stand out on the shelf. Functionally, the aluminum material of the can is also very effective at containing the extra Hydrogen molecules.

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More Flavors. More Sizes. More Choices. Recent innovations include a larger, 20-ounce pouch, in addition to different flavors of HFactor water such as Watermelon, Blood Orange, Honeydew, and Tart Cherry. These options offer consumers a great-tasting beverage that still provides the health benefits of our standard hydrogen-infused water.

Our Business Plan

HFactor's demonstrated efficacy, innovative packaging, and low carbon footprint has propelled traction since our launch in May 2017. Demand for multi-purpose functional beverages and a strong multi-channel sales strategy is driving HFactor's national reach. HFactor is a leader in the newly defined category of Functional Beverages and is well positioned as a business to maintain its competitive advantage in a new and growingspace.

Our business plan focuses on four key areas: (1) regional focus; (2) retailer focus; (3) driving volume; and (4) controlling spending. We plan to focus on key regions of the US where our market traction is already established, including the Northeast, West Coast, Texas, and Florida. We also plan to aggressively cultivate the relationships we have with large retailers, including Walmart, Sprouts, Albertsons, Stop & Shop, and others. As we work towards these goals, we will strive to drive volume without losing sight of profitability as our main goal. We believe that as we focus on these four areas at once, we will be able to achieve sustained growth of the Company without compromising our profitability or the results of our operations.

Description of Properties

As a result of the COVID-19 pandemic, HFactor Leadership and sales teams work remotely. Our manufacturing is maintained in Michigan City, Indiana and distribution is facilitated by a host of partner 3PL service providers. Leadership has successfully implemented effective and efficient communication and management processes that has established a remote structure that will be in place indefinitely.

Risk Factors

Risks Relating to the Company and Its Business

The Company has a limited operating history.

The Company has a limited operating history. There can be no assurance that the Company's proposed plan of business can be realized in the manner contemplated and, if it cannot be, shareholders may lose all or a substantial part of their investment. There is no guarantee that it will ever realize any significant operating revenues or that its operations will ever be profitable.

The Company is dependent upon its management, key personnel, and consultants to execute its business plan.

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The Company's success is heavily dependent upon the continued active participation of the Company's current leadership team . Loss of these key individuals could have a material adverse effect upon the Company's business, financial condition, or results of operations. Further, the Company's success and achievement of the Company's growth plans depend on the Company's ability to recruit, hire, train and retain other highly qualified technical and managerial personnel. Competition for qualified employees among companies in the beverage/Consumer Product nd the loss of any of such persons, or an inability to attract, retain and motivate any additional highly skilled employees required for the expansion of the Company's activities, could have a materially adverse effect on its ability to operate. The inability to attract and retain the necessary personnel, consultants and advisors could have a material adverse effect on the Company's business, financial condition, or results of operations.

Although dependent upon certain key personnel, the Company does not have any key man life insurance policies on any such people.

The Company is dependent upon management in order to conduct its operations and execute its business plan. However, the Company has not purchased any insurance policies with respect to those individuals in the event of their death or disability. Therefore, should any of these key personnel, management, or founders die or become disabled, the Company will not receive any compensation that would assist with such person's absence. The loss of such person could negatively affect the Company and its operations.

The Company is subject to income taxes as well as non-income-based taxes such as payroll, sales, use, value-added, net worth, property, and goods and services taxes.

Significant judgment is required in determining our provision for income taxes and other tax liabilities. In the ordinary course of our business, there are many transactions and calculations where the ultimate tax determination is uncertain. Although the Company believes that our tax estimates will be reasonable: (i) there is no assurance that the final determination of tax audits or tax disputes will not be different from what is reflected in our income tax provisions, expense amounts for non-income-based taxes and accruals and (ii) any material differences could have an adverse effect on our financial position and results of operations in the period or periods for which a determination is made.

The Company is not subject to Sarbanes-Oxley regulations and lacks the financial controls and safeguards required of public companies.

The Company does not have the internal infrastructure necessary, and is not required, to complete an attestation about our financial controls that would be required under Section 404 of the Sarbanes-Oxley Act of 2002. There can be no assurances that there are no significant deficiencies or material weaknesses in the quality of our financial controls. The Company expects to incur additional expenses and diversion of management's time if and when it becomes necessary to perform the system and process evaluation, testing and remediation required to comply with the management certification and auditor attestation requirements.

The Company has engaged in certain transactions with related persons.

On April 15, 2019, the Company entered into an intellectual property licensing agreement (the "IP Agreement") with HyEdge IP Co. ("HyEdge IP"), an entity 100% owned by the founder and CEO of the Company. Pursuant to the IP Agreement, HyEdge IP granted the Company an exclusive, non-assignable, non-sublicensable and royalty-free right and license to use the intellectual properties related to beverages infused with hydrogen for human consumption owned by HyEdge IP (the "Intellectual Properties"), solely within North America. In addition, the Company agrees to irrevocably assign and transfer to HyEdge IP, all of its right, title, and interest in and to any improvements, acquired through use, modification or improvement, on the Intellectual Properties (the "Improvements").

The license will be terminated if 1) the Company fails to perform any term or condition of the Agreement and fails to cure such failure within 30 days. or 2) the Company undergoes any direct or indirect sale, merger, consolidation, or transfer of greater than 50% of the Licensee's ownership shares or business assets to a person or group of persons, or 3) the Company substantially discontinues business operations.

On December 20,2019, the Company and HyEdge IP entered into an amendment to the IP Agreement (the "Amendment"), expanding the territory in the Agreement from North America to worldwide, including the World Wide Web. In addition, the Amendment clarified the scope of the license and rights in question, which includes the Intellectual Properties and the Improvements. The Amendment also stipulated that the Company and HyEdge IP shall agree upon a royalty for the Company's use of the Intellectual Properties, including the Improvements, outside of North America.

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Changes in employment laws or regulation could harm the Company’s performance.

Various federal and state labor laws govern the Company's relationship with our employees and affect operating costs. These laws may include minimum wage requirements, overtime pay, healthcare reform and the implementation of various federal and state healthcare laws, unemployment tax rates, workers' compensation rates, citizenship requirements, union membership and sales taxes. A number of factors could adversely affect our operating results, including additional government-imposed increases in minimum wages, overtime pay, paid leaves of absence and mandated health benefits, mandated training for employees, changing regulations from the National Labor Relations Board and increased employee litigation including claims relating to the Fair Labor Standards Act.

The Company's bank accounts will not be fully insured.

The Company's regular bank accounts have federal insurance that is limited to a certain amount of coverage. It is anticipated that the account balances in each account may exceed those limits at times. In the event that any of the Company's banks should fail, the Company may not be able to recover all amounts deposited in these bank accounts.

The Company's expenses could increase without a corresponding increase in revenues.

The Company's operating and other expenses could increase without a corresponding increase in revenues, which could have a material adverse effect on the Company's financial results and on your investment. Factors which could increase operating and other expenses include, but are not limited to (1) increases in the rate of inflation, (2) increases in taxes and other statutory charges, (3) changes in laws, regulations, or government policies which increase the costs of compliance with such laws, regulations, or policies, (4) significant increases in insurance premiums, and (5) increases in borrowing costs.

The Company may not be able to maintain or enhance its product image.

It is important that the Company maintains and enhances the image of its existing and new products. The image and reputation of the Company's products may be impacted by litigation, negative product review, the nature of the products, the industry in which the Company operates, and various other reasons. Such concerns, even when unsubstantiated, could be harmful to the Company's image and the reputation of its products. From time to time, the Company may receive complaints from customers regarding products purchased from the Company. The Company may receive correspondence from customers requesting reimbursement. Certain dissatisfied customers may threaten legal action against the Company if no reimbursement is made. Any resulting litigation could be costly for the Company, divert management attention, and could result in increased costs of doing business, or otherwise have a material adverse effect on the Company's business, results of operations, and financial condition. Any negative publicity generated as a result of customer complaints about the Company's products could damage the Company's reputation and diminish the value of the Company's brand, which could have a material adverse effect on the Company's business, results of operations, and financial condition, as well as your investment. Deterioration in the Company's brand equity (brand image, reputation, and product quality) may have a material adverse effect on its financial results as well as your investment.

If we are unable to effectively protect our intellectual property, we may lose our ability to operate our business and compete in this industry.

Our success will depend on our ability to obtain and maintain meaningful intellectual property protection for any such intellectual property. The names and/or logos of Company brands (whether owned by the Company or licensed to us) may be challenged by holders of trademarks who file opposition notices, or otherwise contest trademark applications by the Company for its brands. Similarly, domains owned and used by the Company may be challenged by others who contest the ability of the Company to use the domain name or URL. Such challenges could have a material adverse effect on the Company's financial results as well as your investment.

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A breakdown of computer/information systems or the Company’s website could affect the Company’s ability to conduct business.

Computer, website and/or information system breakdowns as well as cyber security attacks could impair the Company's ability to service its customers leading to reduced revenue from sales and/or reputational damage, which could have a material adverse effect on the Company's financial results as well as your investment.

Changes in the economy could have a detrimental impact on the Company.

Changes in the general economic climate could have a detrimental impact on consumer expenditure and, therefore, on the Company's revenue. It is possible that recessionary pressures and other economic factors (such as declining incomes, future potential rising interest rates, higher unemployment, and tax increases) may adversely affect customers' confidence and willingness to spend. Any of such events or occurrences could have a material adverse effect on the Company's financial results and on your investment.

Additional financing may be necessary for the implementation of our growth strategy.

The Company may require additional debt and/or equity financing to pursue our growth and business strategies. These include, but are not limited to, enhancing our operating infrastructure and otherwise respond to competitive pressures. Given our limited operating history and existing losses, there can be no assurance that additional financing will be available, or, if available, that the terms will be acceptable to us. Lack of additional funding could force us to substantially curtail our growth plans. Furthermore, the issuance by us of any additional securities pursuant to any future fundraising activities undertaken by us would dilute the ownership of existing shareholders and may reduce the price of our Shares.

Our operating plan relies in large part on assumptions and analysis developed by the Company. If these assumptions prove to be incorrect, the Company’s actual operating results may be materially different from our forecasted results.

Whether actual operating results and business developments will be consistent with the Company's expectations and assumptions as reflected in its forecast depends on a number of factors, many of which are outside the Company's control, including, but not limited to:

•	whether the Company can obtain sufficient capital to sustain and grow its business
•	our ability to manage the Company's growth
•	demand for the Company's products and services
•	the timing and costs of new and existing marketing and promotional efforts
•	competition
•	the Company's ability to retain existing key management, to integrate recent hires and to attract, retain and motivate qualified personnel
•	the overall strength and stability of domestic and international economies
•	consumer spending habits

Unfavorable changes in any of these or other factors, most of which are beyond the Company's control, could materially and adversely affect its business, results of operations and financial condition.

To date, the Company has minimal operating history and may not be profitable for the foreseeable future. The Company cannot accurately predict when it might become profitable.

The Company has minimal operating history. The Company may not be able to generate significant revenues in the future. In addition, the Company expects to incur substantial operating expenses in order to fund the expansion of the Company's business. As a result, the Company expects to continue to experience substantial negative cash flow for the foreseeable future and cannot predict when, or even if, the Company might become profitable.

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The Company may be unable to manage its growth or implement its strategy.

The Company may not be able to expand its product and service offerings, markets, or implement the other features of the Company's business strategy at the rate or to the extent presently planned. Rapid, significant growth will place a strain on the Company's administrative, operational, and financial resources. If the Company is unable to successfully manage its future growth, establish and continue to upgrade its operating and financial control systems, recruit and hire necessary personnel, or effectively manage unexpected expansion difficulties, the Company's financial condition and results of operations could be materially and adversely affected.

The Company's business model is evolving.

The Company's business model is unproven and is likely to continue to evolve. Accordingly, the Company's initial business model may not be successful and may need to be changed. The Company's ability to generate significant revenues will depend, in large part, on the Company's ability to successfully market its products to potential users who may not be convinced of the need for the Company's products and services or who may be reluctant to rely upon third parties to develop and provide these products. The Company intends to continue to develop its business model as the Company's market continues to evolve.

The Company needs to increase brand awareness.

Due to a variety of factors, the Company's opportunity to achieve and maintain a significant market share may be limited. Developing and maintaining awareness of the Company's brand name, among other factors, is critical. Further, the importance of brand recognition will increase as competition in the Company's market increases. Successfully promoting and positioning the Company's brand, products and services will depend largely on the effectiveness of the Company's marketing efforts. Therefore, the Company may need to increase the Company's financial commitment to creating and maintaining brand awareness. If the Company fails to successfully promote its brand name or if the Company incurs significant expenses promoting and maintaining its brand name, it would have a material adverse effect on the Company's results of operations.

The Company faces competition from companies of varying sizes, some of which have greater access to financial resources, research and development, and other resources.

In many cases, the Company's competitors have longer operating histories, established ties to the market and consumers, greater brand awareness, and greater financial, technical, and marketing resources. The Company's ability to compete depends, in part, upon a number of factors outside the Company's control, including the ability of the Company's competitors to develop alternatives that are superior. If the Company fails to successfully compete in its markets, or if the Company incurs significant expenses in order to compete, it would have a material adverse effect on the Company's results of operations.

The Company's employees may engage in misconduct or improper activities.

The Company, like any business, is exposed to the risk of employee fraud or other misconduct. Misconduct by current and/or future employees could include intentional failures to comply with laws or regulations, provide accurate information to regulators, comply with applicable standards, report financial information or data accurately or disclose unauthorized activities to the Company. In particular, sales, marketing and business arrangements are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Employee misconduct could also involve improper or illegal activities which could result in regulatory sanctions and serious harm to the Company's reputation.

Limitation on director liability.

The Company may provide for the indemnification of directors to the fullest extent permitted by law and, to the extent permitted by such law, eliminate or limit the personal liability of directors to the Company and its shareholders for monetary damages for certain breaches of fiduciary duty. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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Risks Relating to our Securities

The Company may undertake additional equity or debt financing that may dilute our Shares.

The Company may undertake further equity or debt financing, which may be dilutive to existing shareholders, including you, or result in an issuance of securities whose rights, preferences and privileges are senior to those of existing shareholders, including you.

An investment in our Shares is speculative and there can be no assurance of any return on such investment.

An investment in the Company's Shares is speculative, and there is no assurance that investors will obtain any return on their investment. Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

We have not paid dividends in the past and do not anticipate paying them in the future. Your return on investment, if any, will be limited to the market value of the Shares you purchase.

We have never paid cash dividends on our Shares and do not anticipate paying cash dividends in the future. Since we do not pay dividends, our Shares may be less valuable because a return on your investment will only occur if the market value of the Shares appreciates beyond your purchase price. While the Company may choose to pay dividends at some point in the future to its shareholders, there can be no assurance that cash flow and profits will allow such distributions to ever be made.

An investment in Company Shares could result in a loss of your entire investment.

An investment in Company Shares involves a high degree of risk and you should not purchase the Shares if you cannot afford the loss of your entire investment. You may not be able to liquidate your investment for any reason in the near future.

Sales of a substantial number of shares of our Common Stock may cause the price of our Common Stock to decline.

If our shareholders sell substantial amounts of our Shares in the public market, Shares sold may cause the price to decrease by a significant amount. These sales may also make it more difficult for us to sell equity or equity-related securities at a time and price that we deem reasonable or appropriate.

You will not have significant influence on the management of the Company.

Substantially all decisions with respect to the management of the Company will be made exclusively by the officers, directors, managers, or employees of the Company. You will have a very limited ability, if at all, to vote on issues of Company management and will not have the right or power to take part in the management of the Company and will not be represented on the board of directors or by managers of the Company. Accordingly, no person should purchase Shares unless he or she is willing to entrust all aspects of management to the Company.

No guarantee of return on investment.

There is no assurance that you will realize a return on your investment or that you will not lose your entire investment. For this reason, you should read this Report and all exhibits and referenced materials carefully and should consult with your own attorney and business advisor prior to making any investment decision.

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IN ADDITION TO THE RISKS LISTED ABOVE, BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN OR FULLY APPRECIATED BY THE MANAGEMENT. IT IS NOT POSSIBLE TO FORESEE ALL RISKS THAT MAY AFFECT THE COMPANY. MOREOVER, THE COMPANY CANNOT PREDICT WHETHER THE COMPANY WILL SUCCESSFULLY EFFECTUATE THE COMPANY'S CURRENT BUSINESS PLAN. EACH PROSPECTIVE PURCHASER IS ENCOURAGED TO CAREFULLY ANALYZE THE RISKS AND MERITS OF AN INVESTMENT IN THE SECURITIES AND SHOULD TAKE INTO CONSIDERATION WHEN MAKING SUCH ANALYSIS, AMONG OTHER FACTORS, THE RISK FACTORS DISCUSSED ABOVE.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Results of Operations

Year Ended December 31, 2020 compared to December 31, 2019.

Net revenues for the year ended December 31, 2020 were $2,279,297 as compared to $1,783,310 for the year ended December 31, 2019. This increase was primarily due to increased product sales.

Gross Profits for the year ended December 31, 2020 were $1,312,550 as compared to $803,631 for the year ended December 31, 2019. This increase was also due to increased product sales.

Salary and Wage Expenses for the year ended December 31, 2020 were $181,642 as compared to $310,060 for the year ended December 31, 2019.

Professional Fees for the year ended December 31, 2020 were $2,204,840 as compared to $2,258,809 for the year ended December 31, 2019.

Marketing Expenses for the year ended December 31, 2020 were $1,008,874 as compared to $1,473,178 for the year ended December 31, 2019.

General and Administrative Expenses for the year ended December 31, 2020 as compared to $625,936 for the year ended December 31, 2019.

Liquidity and Capital Resources

Net Cash used in Operating Activities for the year ended December 31, 2020 was $2,417,247 as compared to $2,115,119 for the year ended December 31, 2019. Net Cash provided in Financing Activities for the year ended December 31, 2020 was $2,537,303 as compared to $2,336,740 for the year ended December 31, 2019. For the year ended December 31, 2020, we had a net profit of $70,256 as compared to $22,315 for the year ended December 31, 2019.

As of June 30, 2021, the Company had $43,232 in cash to fund its operations. The Company does not believe its current cash balance will be sufficient to allow the Company to fund its planned operating activities for the next twelve months. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations or substantially curtail some of its planned activities. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and classification of liabilities should the Company be unable to continue as a going concern.

As the Company continues to incur losses, achieving profitability is dependent on achieving a level of revenues adequate to support the Company's cost structure. The Company may never achieve profitability, and unless and until it does, the Company will continue to need to raise additional capital. Management intends to fund future operations through additional private or public equity offering and may seek additional capital through arrangements with strategic partners of from other sources. There can be no assurances, however, that additional funding will be available on terms acceptable to the Company, or at all. Any equity financing may be dilutive to existing shareholders.

Off Balance Sheet Arrangements

As of June 30, 2021, there were no off balance sheet arrangements.

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Going Concern

The Company has experienced a net loss and had an accumulated deficit of $13,682,412 as of June 30, 2021. The success of our business plan during the next 12 months and beyond will be contingent upon generating sufficient revenue to cover our costs of operations and/or upon obtaining additional financing.

Critical Accounting Policies

We have identified the policies outlined below as critical to our business operations and an understanding of our results of operations. The list is not intended to be a comprehensive list of all of our accounting policies. In many cases, the accounting treatment of a particular transaction is specifically dictated by accounting principles generally accepted in the United States, with no need for management's judgment in their application. The impact and any associated risks related to these policies on our business operations is discussed throughout Management's Discussion and Analysis of Financial Condition and Results of Operation where such policies affect our reported and expected financial results. Note that our preparation of the financial statements requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of our financial statements, and the reported amounts of revenue and expenses during the reporting period. There can be no assurance that actual results will not differ from those estimates.

Additional Company Matters

The Company has not filed for bankruptcy protection, nor has it ever been involved in receivership or similar proceedings.

The Company is not presently involved in any other legal proceedings material to the business or financial condition of the Company.

Aside from the Merger discussed in this Form 8-K, the Company does not anticipate any other material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business, in the next 12 months.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our Stock upon completion of the Merger.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to Shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each Shareholder named in the following table possesses sole voting and investment power over their Shares of Stock. Percentage of beneficial ownership is based on 40,822,197 shares of Common Stock issued and outstanding, 1,000,000 shares of Series C Preferred Stock issued and outstanding, and 3,031 shares of Series D Preferred Stock issued and outstanding.

Name and Position	Shares Beneficially Owned Prior to Merger	Shares Beneficially Owned After Merger
Gail Levy (CEO, Director)	29,900,000	11,211,400(1)
Dawn Cames (President, Director)(Former)	1,000,000	1,000,000
James C. Sanborn (COO, Director)	0	1,126,450(2)
Leonard Klingbaum(3)	0	740,881(4)
Bear Face, LLC(5)	1,500,000	1,864,192(6)
Concorde, LLC	566,667	567,824(7)
Stacey Yim	1,500,000	1,500,937(8)

(1)	10,361,400 shares of Common Stock (25.38%) and 850,000 shares of Series C Preferred Stock (85%). Equates to equity ownership of 26.46% on a fully diluted basis.
(2)	976,450 shares of Common Stock (2.39%) and 150,000 shares of Series C Preferred Stock (15%). Equates to equity ownership of 2.66% on a fully diluted basis
(3)	Includes shares held by JJOZ Holdings, LLC, an entity owned and controlled by Mr. Klingbaum.
(4)	740,881 shares of Common Stock (1.75%)
(5)	Includes shares held by Jason Boyd.
(6)	1,863,255 shares of Common Stock (4.40%) and 937 shares of Series D Preferred Stock (30.91%).
(7)	566,667 shares of Common Stock (1.34%) and 1,157 shares of Series D Preferred Stock (38.17%).
(8)	1,500,000 shares of Common Stock (3.54%) and 937 shares of Series D Preferred Stock (30.91%).

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The table above reflects Shares beneficially owned by our Officers, Directors, and 10% shareholders as of the close of the Merger Agreement.

Directors, Executive Officers, and Significant Employees

Below are the names of and certain information regarding the Company's current executive officers and directors who were appointed effective as of the closing of the Merger:

Name	Position	Date of Appointment
Gail Levy	CEO, Director	May 2021
James C. Sanborn	COO, Director	July 2021
Leonard Klingbaum	Director	July 2021

The following are brief biographies of the officers and directors:

Gail Levy (CEO, Director)

Gail Levy (66), Founder and CEO of HFACTOR since 2014. Ms. Levy is a serial-entrepreneur who has had success in traditional brick and mortar retail market with industry leaders such as Home Depot, Lowes, Sears, and Kmart, among others. As an early adopter of eCommerce Ms. Levy created a design and fulfillment company of home décor, gifts, and outdoor lifestyle products that became resources for commercial giants such as 1-800 Flowers, FTD, Pro Flowers, Hallmark, and Garden.com. Ms. Levy then transferred her start-up prowess to designing fashion hard goods for celebrity notables such as Martha Stewart, Katie Brown, Jaclyn Smith, and Christopher Lowell in the tabletop, home and office décor, and garden industries. Ms. Levy’s work has been featured in numerous trade publications, as well as on Oprah, CBS, and NBC.

Ms. Levy has also been a prominent voice in politics and the green movement, founding the White House Millennium Green Committee, a national project of the White House Millennium Council. In this role Ms. Levy brought together public and private groups, including the Department of Agriculture, the Environmental Protection Agency, the Department of Energy, the Department of Justice, the US Forest Service, and countless corporations. In December 1999, after leading the initiative shepherded by First Lady Hillary Clinton, Ms. Levy was honored at a formal ceremony in Washington, D.C.

James C. Sanborn (COO, Director)

Chris Sanborn (55) is an accomplished executive, with extensive experience in both domestic and international markets. After completing a 5-year tour with the US Navy, Mr. Sanborn attended the University of New Mexico. He spent the next 5 years with Domino’s Pizza International, where he was Distribution and Logistics Director, Pacific Rim and then moved on in a new role as Mid Atlantic regional manager for Domino's Pizza Distribution. Subsequently, he joined Chardan Capital as Senior Director of Operations before transitioning to Source Atlantic to become the executive VP of Operations. After 7 years with Source Atlantic, he was recruited by AIM Holdings to become President and COO of this prominent SaaS-based single source provider of digital entertainment, education products, and e-learning solutions in North America. After AIM Holdings was acquired by a competitor, Chris decided to apply his wide range of experience to the venture world by becoming a partner at Sterling Select Partners, an alternative investment platform of Sterling Equities, and its spin-off, Raisol Capital. In 2017 Mr. Sanborn was recruited by HFactor to join their board and leadership team. Mr. Sanborn is married with 3 children and lives on Long Island.

Leonard Klingbaum (Director)

Mr. Klingbaum (48) has been a practicing attorney since passing the New York Bar exam in 2000. He is currently a partner in the Corporate Department at the law firm of Ropes & Gray LLP in their NY office. Previously, he was a partner at Willkie Farr & Gallagher LLP and at Kirkland & Ellis LLP. Mr. Klingbaum attended law school at Pace University School of Law and received a Bachelor of Arts from the University of Toronto.

Family Relationships

There are no family relationships among our officers and directors.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

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Committees of the Board of Directors

We may establish an audit committee, compensation committee, a nominating and governance committee and other committees to our Board of Directors in the future but have not done so as of the date of this Report. Until such committees are established, matters that would otherwise be addressed by such committees will be acted upon by the Board of Directors as a whole.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending, or otherwise limiting his or her involvement in any type of business, securities, or banking activities; or
•	Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended, or vacated.

Limitation of Liability and Indemnification of Officers and Directors

Our Bylaws limit the liability of directors and officers of the Company to the maximum extent permitted by Delaware law. The Bylaws state that the Company shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to, or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Company or such director or officer is or was serving at the request of the Company as a director, officer, partner, member, manager, trustee, employee or agent of another company or of a partnership, limited liability company, joint venture, trust or other enterprise.

The Company believes that indemnification under our Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Company also may secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our Bylaws permit such indemnification.

The Company may also enter into separate indemnification agreements with its directors and officers, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, may provide that we will indemnify our directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person's services as one of our directors or officers, or rendering services at our request, to any of its subsidiaries or any other company or enterprise. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

There is no pending litigation or proceeding involving any of our directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

For additional information on indemnification and limitations on liability of our directors and officers, please review the Company's Bylaws, which are attached to this Report.

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Compensation of Directors and Executive Officers

Executive Compensation

The following table sets forth for the two years ended December 31, 2020, and 2019, the compensation awarded to, paid to, or earned by, the Company's Chief Executive Officer, President, Secretary and Treasurer.

Summary Compensation Table

Name & Principal Position	Fiscal Year ended December 31,	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gail Levy, CEO, Director	2020 2019	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Dawn Cames, President (former)	2020 2019	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
James C. Sanborn, COO, Director	2020 2019	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Leonard Klingbaum, Director	2020 2019	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Stock Incentive Plan

In the future, we may establish a management stock incentive plan pursuant to which stock options and awards may be authorized and granted to our directors, executive officers, employees and key employees or consultants. Details of such a plan, should one be established, have not been decided yet. Stock options or a significant equity ownership position in us may be utilized by us in the future to attract one or more new key senior executives to manage and facilitate our growth.

Director Compensation

The Company currently does not pay any cash compensation to members of its board of directors for their services as directors of the Company. However, the Company reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the board of directors. The Company may determine to grant to each new director, at the time of such director's appointment, an option to purchase its common shares. In the future, the Company may also elect to offer directors cash compensation.

Interest of Management and Others in Certain Related-Party Transactions and Agreements

On April 15, 2019, the Company entered into an intellectual property licensing agreement (the "IP Agreement") with HyEdge IP Co. ("HyEdge IP"), an entity 100% owned by the founder and CEO of the Company.  Pursuant to the IP Agreement, HyEdge IP granted the Company an exclusive, non-assignable, non-sublicensable and royalty-free right and license to use the intellectual properties related to beverages infused with hydrogen for human consumption owned by HyEdge IP (the "Intellectual Properties"), solely within North America. In addition, the Company agrees to irrevocably assign and transfer to HyEdge IP, all of its right, title, and interest in and to any improvements, acquired through use, modification or improvement, on the Intellectual Properties (the "Improvements").

The license will be terminated if 1) the Company fails to perform any term or condition of the Agreement and fails to cure such failure within 30 days. or 2) the Company undergoes any direct or indirect sale, merger, consolidation, or transfer of greater than 50% of the Licensee's ownership shares or business assets to a person or group of persons, or 3) the Company substantially discontinues business operations.

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On December 20,2019, the Company and HyEdge IP entered into an amendment to the IP Agreement (the "Amendment"), expanding the territory in the Agreement from North America to worldwide, including the World Wide Web. In addition, the Amendment clarified the scope of the license and rights in question, which includes the Intellectual Properties and the Improvements. The Amendment also stipulated that the Company and HyEdge IP shall agree upon a royalty for the Company's use of the Intellectual Properties, including the Improvements, outside of North America.

Market Price of and Dividends on our Securities and Related Stockholder Matters

Our Common Stock is quoted on the OTC Markets Pink Tier, as of February 12, 2008, under the symbol "FCAA". Prior to that date, our symbol was "OTEL". As of the date of this Report, we have 40,822,197 shares outstanding held by 88 stockholders of record.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

Description of Securities

Authorized Capital Stock

We have authorized capital stock consisting of 200,000,000 shares of Common Stock, par value $0.001, and 30,000,000 shares of preferred stock.

Issued and Outstanding Capital Stock

Immediately after giving effect to the transactions described herein, there were issued and outstanding securities of the Company on the closing of the Merger as follows:

Common Stock: 40,822,197 shares

Series C Preferred Stock: 1,000,000 shares

Series D Preferred Stock: 3,031 shares

Description of our Common Stock

The holders of outstanding shares of common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends of such times and in such amounts as the board from time to time may determine. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. There is no cumulative voting of the election of directors then standing for election. The common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption. Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of the common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors. Each outstanding share of common stock is duly and validly issued, fully paid and non-assessable.

Preferred Stock

The preferred stock of the Company may be issued from time to time by the Board of Directors in one or more series. The description of shares of each series of preferred stock will be set forth in resolutions adopted by the Board of Directors and a Certificate of Designation to be filed as required by Georgia law prior to issuance of any shares of the series. The Certificate of Designation will set the number of shares to be included in each series of preferred stock and set the designations, preferences, conversion, or other rights, voting powers, restrictions, limitations as to distribution, qualifications, or terms and conditions of redemption relating to the shares of each series.

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Convertible Securities

Note and Warrants Issued to Boot Capital, LLC

On May 27, 2021, the Company issued Boot Capital, LLC ("Boot") a $250,000 convertible promissory note and a warrant for the right to purchase an additional 250,000 shares of Company Common Stock. On July 22, 2021, the Company issued a $152,000 convertible promissory note and a warrant for the right to purchase an additional 300,000 shares of Company Common Stock. The notes and warrants issued to Boot are subject to adjustment for anti-dilution. For a further description of the convertible securities issued to Boot, see the sections above entitled "The Merger and Related Transactions—Initial Bridge Loan with Boot Capital; Second Bridge Loan with Boot Capital".

Transfer Agent

The transfer agent for our common stock is Olde Monmouth Stock Transfer Co., Inc. The transfer agent's address is 200 Memorial Parkway Atlantic Heights, NJ 07716 and its phone number is 732-872-2727.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On August 9, 2021, pursuant to the terms of the Merger Agreement, all of the shares of common stock of HyEdge, Inc. were exchanged into 30,895,530 restricted shares of our Common Stock.  This transaction was exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering.  None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In conjunction with Merger, we experienced the following changes to our executive team and Board of Directors:

Dawn Cames resigned as President on August 9, 2021.

James C. Sanborn was appointed as COO and as a member of the Board.

Leonard Klingbaum was appointed as a member of the Board.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information regarding amendments to the Company's Article of Incorporation or Bylaws is set forth in Item 2.01, "Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions" and is incorporated herein by reference. Copies of said amendments are attached hereto as 3.1-1.

ITEM 5.06	CHANGE IN SHELL COMPANY STATUS

Prior to the Merger, we were a "shell company" (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Merger, we have ceased to be a shell company. The information contained in this Current Report constitutes the current "Form 10 Information" necessary to satisfy the conditions contained in Rule 144(i)(2) of the Securities Act.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a) Target's audited financial statements for the year ended December 31, 2020, and for the year ended December 31, 2019 are included in this Report beginning on Page F-1.

(b)	Pro forma financial information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements as of June 30, 2021 and the accompanying notes are included in this Report beginning on Page PF-1.

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that the agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibits

Exhibit No.	Description	Filed herewith (*)	Incorporated by reference (Filing)
2.1	Agreement and Plan of Merger between the Company and HyEdge, Inc., dated August 6, 2021	*

3.1.1	Amendment to the Company's Articles of Incorporation dated August 6, 2021	*

4.1	Certificate of Designation for Series C Preferred Stock	*

4.2	Certificate of Designation for Series D Preferred Stock	*

10.1	Boot Capital Securities Purchase Agreement dated May 27, 2021		8-K filed on 06/10/2021

10.2	Boot Capital Convertible Promissory Note dated May 27, 2021		8-K filed on 06/10/2021

10.3	Boot Capital Warrant dated May 27, 2021		8-K filed on 06/10/2021

10.4	Boot Capital Securities Purchase Agreement dated July 22, 2021	*

10.5	Boot Capital Convertible Promissory Note dated July 22, 2021	*

10.6	Boot Capital Warrant dated July 22, 2021	*

17.1	Resignation of Dawn Cames dated August 6, 2021	*

23.1	Auditor's Consent	*

23

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2021	FICAAR, Inc. By: /s/ Gail Levy Gail Levy, CEO

24

HYEDGE INC CONDENSED FINANCIAL STATEMENTS

ANNUAL REPORT

DECEMBER 31, 2020 AND DECEMBER 31, 2019

- AUDITED –

25

HYEDGE, INC.

CONDENSED FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of HyEdge Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of HyEdge Inc. (the “Company”) as of December 31, 2020, and 2019 and the related statements of income, stockholders’ equity, and cash flow, for the periods ended December 31, 2020 and 2019 and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and 2019, and the results of its operations and its cash flows for year ended December 31, 2020 and 2019 in conformity with generally accepted accounting principles in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not established a source of revenue sufficient to cover its operating costs. As of December 31, 2020, and 2019, the Company does not have sufficient working capital and cash resources to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bolko & Associates, LLC

We have served as the Company’s auditor since 2021.

Boca Raton,

June 30, 2021

Bolko & Associates, LLC

Certified Public Accountant

F-2

HYEDGE, INC.

CONDENSED BALANCE SHEETS

	DECEMBER 31,	DECEMBER 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash	$70,256	$22,315
Accounts receivable, net of allowance for bad debts	139,315	153,879
Other receivable	16,846	1,313
Inventory	383,245	644,347
Prepaid Expenses	57,474	80,094
TOTAL CURRENT ASSETS	667,136	901,948

PROPERTY AND EQUIPMENT, net of accumulated depreciation	324,937	401,324

TOTAL ASSETS	$992,073	$1,303,272

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$3,022,191	$3,404,552
Notes payable- Shareholders, current	635,116	539,578
Government Loans	272,715	–
TOTAL CURRENT LIABILITIES	3,930,022	3,944,130

NON-CURRENT LIABILITIES
Lease Liabilities	45,496	117,611
Convertible Note Payable	–	4,225,005
TOTAL NON-CURRENT LIABILITIES	45,496	4,342,616

TOTAL LIABILITIES	3,975,518	8,286,746

COMMITMENTS AND CONTINGENCIES	–	–

STOCKHOLDERS' EQUITY (DEFICIT):
Series A voting, participating, convertible Preferred stock, $.00001 par value, 6,643,667 shares authorized; 5,930,135 and 3,976,303 outstanding December 31, 2020 and December 31, 2019;respectively	$59	$40
Series B-1 voting, participating, convertible Preferred stock, $.00001 par value, 13,830,474 shares authorized; 13,830,474 and -0- outstanding December 31, 2020 and December 31, 2019; respectively	138	–
Series B-2 voting, participating, convertible Preferred stock, $.00001 par value, 12,379,319 shares authorized; 4,828,126 and 482,813 outstanding December 31, 2020 and December 31, 2019; respectively	48	5
Common stock, $.00001 par value, 55,000,000 shares authorized; 14,265,194 and 14,247,850 shares outstanding December 31, 2020 and December 31, 2019;respectively	143	142
Common stock options, 5,782,162 and 5,444,492 shares at $.00001 par value,at December 31, 2020 and December 31, 2019; respectively	58	54
Common stock warrants, 1,699,353 and 1,413,864 shares at $.00001 par value, at December 31, 2020 and December 31, 2019; respectively	17	14
Series B-1 warrants, 48,282 and -0- shares at $.00001 par value, at December 31, 2020 and December 31, 2019; respectively	1	–
Additional paid-in capital	9,826,305	3,668,002
Accumulated deficit	(12,810,213)	(10,651,731)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(2,983,444)	(6,983,474)

	$992,074	$1,303,272

See the accompanying notes to the condensed financial statements.

F-3

HYEDGE, INC.

CONDENSED STATEMENTS OF OPERATIONS

	For The Year Ended
	December 31, 2020	December 31, 2019
REVENUES

Net sales	$2,279,297	$1,783,310

TOTAL REVENUES	2,279,297	1,783,310

COST OF GOOD SOLD	966,747	976,679

GROSS PROFIT	1,312,550	806,631

OPERATING EXPENSES
Manufacturing expenses	181,642	310,060
Sales and marketing expenses	2,204,840	2,258,809
General and administrative expenses	1,008,874	1,473,178
Stock compensation for services	176,898	625,936
	3,572,255	4,667,983
LOSS FROM OPERATIONS	(2,259,706)	(3,861,352)

OTHER INCOME (EXPENSE)
Interest expense	(101,685)	(282,691)
Other income (expense)	(209,533)	(119,065)
TOTAL OTHER INCOME (EXPENSE)	(311,218)	(401,756)

NET LOSS	$(2,570,923)	$(4,263,108)

Basic loss per share attributable to HYEDGE, INC. common shareholders:
NET LOSS PER SHARE	$(0.1802)	(0.2992)

Weighted Average Shares Outstanding-Basic	14,265,194	$14,247,850

See the accompanying notes to the condensed consolidated financial statements.

F-4

HYEDGE, INC.

CONDENSED STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31, 2020	December 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,570,923)	$(4,263,108)
Adjustments to reconcile net loss to net cash used in operations:
Amortization of intangibles and depreciation	76,387	75,735
Bad debts	–	–
Stock compensation for services	176,898	625,935
Changes in assets and liabilities:
Accounts receivable and other receivable	(969)	23,989
Deposit	–	(258)
Inventory	261,102	(127,533)
Prepaid expenses	22,620	18,633
Accounts payable and accrued expenses	(382,361)	1,695,288
Other current liabilities	–	(163,800)
	153,677	2,147,989

NET CASH (USED IN) OPERATING ACTIVITIES	(2,417,247)	(2,115,119)

CASH FLOWS FROM INVESTING ACTIVITIES:
Equipment purchase	–	(232,913)
Repayments of Lease liabilities	(72,115)	(32,204)
NET CASH (USED IN) BY INVESTING ACTIVITIES	(72,115)	(265,117)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Borrowings/(Repayments) from related party	95,538	539,578
Proceeds from Government Loans	272,715	–
Proceeds from stock sales	2,169,050	1,797,162
NET CASH PROVIDED BY FINANCING ACTIVITIES	2,537,303	2,336,740

NET INCREASE (DECREASE) IN CASH	47,941	(43,496)

CASH - beginning of year	22,315	65,811
CASH - end of year	$70,256	$22,315

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$398,715	$–
Taxes paid during the period	$2,818	$–

NON-CASH TRANSACTIONS:
Conversion of Note Payable-3rd party into common stock shares	$4,225,005	$1,791,755

See the accompanying notes to the condensed financial statements.

F-5

HYEDGE VENTURES, INC.

CONDENSED STATEMENTS OF EQUITY

	Common Stock		Preferred Stock		Preferred Stock		Preferred Stock		Common Stock		Common Stock		Preferred Stock
			Series A		Series B-1		Series B-2		Options		Warrants		Series B-1 Warrants
		.00001 PV		.00001 PV		.00001 PV		.00001 PV							Additional Paid in	Accumulated
Description	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance December 31, 2018	14,107,260	$141	3,976,303	$40	–	$–	–	$–	814,593	$8	1,413,864	$14	–	$–	$2,754,956	$(6,388,623)	$(3,633,465)

Sales of stock			–	–			482,813	5							87,161		87,166

Stock compensation for services	140,590	1							4,629,899	46	–		–		825,885		825,933

Net loss																(4,263,108)	(4,263,108)

Balance December 31, 2019	14,247,850	$142	3,976,303	$40	–	$–	482,813	$5	5,444,492	$54	1,413,864	$14	–	$–	$3,668,002	$(10,651,731)	$(6,983,474)

Sales of stock			1,953,832	19	13,830,474	138	4,345,313	43							4,583,161		4,583,362

Stock compensation for services	17,344	1							1,073,378	11	285,491	3	48,282	1	1,987,576		1,987,592

Net loss																(2,570,923)	(2,570,923)

Prior period adjustment									(735,708)	$(7)					(412,434)	412,441	–

Balance December 31, 2020	14,265,194	$143	5,930,135	$59	13,830,474	$138	4,828,126	$48	5,782,162	$58	1,699,355	$17	48,282	$1	$9,826,305	$(12,810,214)	$(2,983,444)

See the accompanying notes to the condensed financial statements.

F-6

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

HyEdge, Inc. (the “Company”) was originally incorporated in the state of Delaware on April 25, 2014. The Company engages in the manufacturing, marketing, distribution and selling of HFactor® hydrogen infused drinking water.

COVID-19

In December 2019, a novel strain of coronavirus (“COVID-19”) was reported to have surfaced in Wuhan, China, and has since reached multiple other countries, including the United States, resulting in government-imposed quarantines, travel restrictions and other public health safety measures in affected countries. The various precautionary measures taken by many governmental authorities around the world in order to limit the spread of COVID-19 has had, and could continue to have, an adverse effect on the global markets and its economy, including on the availability and pricing of employees and resources, and other aspects of the global economy. Although the Company cannot predict the impact that the COVID-19 pandemic will have on its business or results of operations in future periods, to date, the Company’s core water product applications have been able to support the increased demand the Company has experienced. On April 20, 2020, to help ensure adequate liquidity in light of the uncertainties posed by the COVID-19 pandemic, the Company entered into a promissory note with an aggregate principal amount of $112,715 (the “Note”) in favor of Stone Bank, N.A., as lender (the “Lender”) under the Small Business Administration (the “SBA”) Paycheck Protection Program under the recently enacted Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). On April 7, 2021, the Note was fully forgiven by the SBA and the Lender in compliance with the provisions of the CARES Act.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Use of estimates includes the following: 1) valuation of debt and equity instruments, 2) allowance for doubtful accounts, 3) estimated useful lives of property, equipment and intangible assets, 4) revenue recognition, and 5) estimates related to deferred tax assets.

Cash

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2020 and December 31, 2019, the company held a cash balance of $70,256 and $22,315, respectively.

Revenue Recognition

Revenue from sales of the Company’s products is recorded when title and risk of loss have passed to the buyer and criteria for revenue recognition is met. The Company sells its products to individual consumers and resellers upon receipt of a written order. The Company has a limited return policy for defective items that requires that buyers give the Company notice within 30 days after receipt of the products. Due to the immaterial quantities of returned products historically, for the years ended December 31, 2020 and December 31, 2019, the Company recognized revenue at the time of delivery without providing any reserve.

F-7

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

Accounts receivable represents amounts due from the Company’s customers. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management utilizes a specific customer identification methodology. Management also considers historical losses adjusted for current market conditions and the customers’ financial condition and the current receivables aging and current payment patterns. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers. The Company’s allowance for doubtful accounts was $11,161 and $0 for the years ended December 31, 2020 and 2019, respectively.

Inventories

Inventories are stated at the lower of cost (on a first-in, first-out basis) or market value. The stated cost is comprised of finished goods of HFactor® hydrogen infused drinking water, its related raw material and spare parts for machinery. Reserves, if necessary, are recorded to reduce inventory to market value based on assumptions about consumer demand, current inventory levels and product life cycles for the various inventory items. These assumptions are evaluated annually and are based on the Company’s business plan and from feedback from customers and the product development team. As of December 31, 2020 and 2019, the inventory reserves were not material.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is generally three to five years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income or expense.

The Company will periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs for the years ended December 31, 2020 and 2019 were $225,224 and $124,744, respectively.

Shipping and Handling

Costs incurred by the Company for shipping and handling are included in costs of revenues. Shipping and handling costs for the years ended December 31, 2020 and 2019 were $639,945 and $421,730, respectively.

Income Taxes

The Company accounts for income taxes under ASC 740, Income Taxes. Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

F-8

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ASC 740 contains a two-step approach to recognizing and measuring uncertain tax positions. This first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

In June, 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” - An interpretation of FASB Statement No. 109 and codified under ASC 740. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. This interpretation prescribed a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax provision taken or expected to be taken in a tax return. In addition, FIN 48 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company's evaluation was performed for the tax years ended December 31, 2015 through 2019, The Company does not expect any changes in its unrecognized tax benefits in the current year.

The Company’s policy for recording interest and penalties related to unrecognized tax benefits is to record such expenses as a component of current income tax expense. As of December 31 2020, and 2019, the Company has no accrued interest or penalties related to uncertain tax positions.

Research and Development Expense

Costs related to research and development, which primarily consists of consulting fees, material and equipment purchases, are charged to expense as incurred.

Basic and Diluted Net Loss Per Share

The Company computes loss per common share, in accordance with FASB ASC Topic 260, Earnings Per Share, which requires dual presentation of basic and diluted earnings per share. Basic income or loss per common share is computed by dividing net income or loss by the weighted average number of common shares outstanding during the period. Diluted income or loss per common share is computed by dividing net income or loss by the weighted average number of common shares outstanding, plus the issuance of common shares, if dilutive, that could result from the exercise of outstanding stock options and warrants. No potential dilutive common shares are included in the computation of any diluted per share amount when a loss is reported. Accordingly, the Company did not include potentially dilutive options, warrants and convertible notes on December 31, 2020 and 2019, respectively, as shown in the following table.

F-9

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

	Years Ended December 31,
	2020	2019
Options	5,782,162	5,444,492
Warrants	1,747,637	1,413,864
Shares from convertible notes (1)	–	13,830,474
Total	7,529,799	20,688,830

(1) Shares issuable upon conversion of Series B-1 preferred stock have been excluded from this computation because of the specific right of conversion as further explained in Note 5.

Stock Based Compensation

The Company applies the fair value method of ASC 718, Compensation-Stock Compensation, in accounting for its stock-based compensation. These standards state that compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period, if any. The Company uses the Black-Scholes option pricing model to determine the fair value of its stock, stock option and warrant issuance. The determination of the fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by the Company’s stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price, volatility over the term of the awards, actual employee exercise behaviors, risk-free interest rate and expected dividends.

Fair Value

Accounting Standard Codification (“ASC”) Topic 820, Fair Value Measurements, clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1—Quoted market prices for identical assets or liabilities in active markets or observable inputs;

Level 2—Significant other observable inputs that can be corroborated by observable market data; and

Level 3—Significant unobservable inputs that cannot be corroborated by observable market data.

The carrying amounts of cash, accounts receivable, accrued salaries payable, accounts payable and other liabilities, and accrued interest payable approximate fair value because of the short-term nature of these items.

The fair value of the Company’s debt approximated the carrying value of the Company's debt as of December 31, 2020 and December 31, 2019. Factors that the Company considered when estimating the fair value of its debt included market conditions, liquidity levels in the private placement market, variability in pricing from multiple lenders and term of debt.

F-10

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require lessees to recognize almost all leases on their balance sheet as a right-of-use asset and a lease liability. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating or finance. Classification will be based on criteria that are largely similar to those applied in current lease accounting, but without explicit bright lines. Lessor accounting is similar to the current model, but updated to align with certain changes to the lessee model and the new revenue recognition standard. This ASU is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. In January 2018, the FASB issued ASU 2018-01, which permits an entity to elect an optional transition practical expedient to not evaluate land easements that exist or expire before the Company's adoption of Topic 842 and that were not previously accounted for as leases under Topic 840. On May 20, 2020, the FASB voted to delay implementing the new lease standard for non-public organizations, making their new effective date the fiscal year starting after Dec. 15, 2021. The Company intends to elect this transition provision.

The Company has considered all other recently issued accounting pronouncements during 2020 and 2019 and do not believe the adoption of such pronouncements will have a material impact on its consolidated financial statements.

NOTE 2 – LIQUIDITY AND GOING CONCERN

The financial statements have been prepared on a going concern basis, and do not reflect any adjustments related to the uncertainty surrounding the Company’s recurring losses, working capital deficiency or accumulated deficit.

The Company currently has a working capital deficiency, limited revenue and is incurring losses. These factors raise substantial doubt about its ability to continue as a going concern. Throughout management has financed the Company’s operations principally through approximately $635,000 in loans during 2020 from affiliates of the Company and its Chief Executive Officer (“CEO”), who is also one of the principal shareholders, $263,000 in U.S. government SBA loans and through the issuance of convertible debt instruments in which the Company raised approximately $4.3 million during 2019.

During 2021 the Company plans to raise additional capital and/or seek additional financing for its operations.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully raise additional capital and achieve profitable operations. However, management cannot provide any assurances that the Company will be successful in completing this financing and accomplishing any of its plans. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – FIXED ASSETS, NET

Fixed assets, net consist of the following:

	December 31,	December 31,
	2020	2019
Machinery and equipment	$560,921	$561,116
Construction in progress	3,089	–
Less accumulated depreciation	(239,073)	(159,792)
	$324,937	$401,324

Depreciation expense for the years ended December 31, 2020 and 2019, was $76,387 and $75,735, respectively.

F-11

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – GOVERNMENT DEBT

Paycheck Protection Program Loan

On April 20th, 2020, the Company executed a note (the “PPP Note”) for the benefit of Stone Bank, N.A. (the “Lender”) in the aggregate amount of $112,715 under the Paycheck Protection Program (“PPP”) of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). The PPP is administered by the U.S. Small Business Administration (the “SBA”). The loan is unsecured. The interest rate of the loan is 1% per annum and accrues on the unpaid principal balance computed on the basis of the actual number of days elapsed in a year of 360 days. Commencing six months after the effective date of the PPP Note, the Company is required to pay the Lender equal monthly payments of principal and interest of $9,443.87, beginning (13) months from the month this Note is dated as required to fully amortize any unforgiven principal balance of the loan by the two-year anniversary of the effective date of the PPP Note (the “Maturity Date”). The Maturity Date can be extended to five years if mutually agreed upon by both the Lender and the Company. The PPP Note contains customary events of default relating to, among other things, payment defaults, making materially false or misleading representations to the SBA or the Lender, or breaching the terms of the PPP Note. The occurrence of an event of default may result in the repayment of all amounts outstanding under the PPP Note, collection of all amounts owing from the Company, or filing suit and obtaining judgment against the Company. Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of the loan granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities. Recent modifications to the PPP by the U.S. Treasury and Congress have extended the time period for loan forgiveness beyond the original eight-week period, making it possible for the Company to apply for forgiveness of its PPP loan. On April 7, 2021, the Company received Notice and Approval for forgiveness of payment of $112,715 and $1,083 in interest of this Note.

Economic Injury Disaster Loan

On June 2, 2020, the Company executed a secured loan with the U.S. Small Business Administration (SBA) under the Economic Injury Disaster Loan program in the amount of $150,000. The loan is secured by all tangible and intangible assets of the Company and payable over 30 years at an interest rate of 3.75 % per annum. Installment payments, including principal and interest, totaling $731.00 monthly, will begin twelve (12) months from the date of the Note. As part of the loan, the Company also received an advance of $10,000 from the SBA. While the SBA refers to this program as an advance, it was written into law as a grant. This means that the amount given through this program does not need to be repaid.

Future maturities of government debt are as follows:

Year Ending December 31,
2021	$2,627
2022	2,739
2023	2,855
2024	2,977
2025	3,103
Thereafter	134,216
Total Principal Payments	$148,517

F-12

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 5 – NOTES PAYABLE – RELATED PARTY

Notes payable to related parties consists of the following:

	December 31, 2020	December 31, 2019

Secured Promissory Note – RP, dated September 30, 2019 Note accrues interest at 10 % per annum, due and payable on December 31, 2021 (A)	$445,116	$439,578
Secured Promissory Note – LK, dated September 30, 2019 Note accrues interest at 10 % per annum, due and payable on December 31st, 2021 (A)	100,000	100,000
Secured Promissory Note – C Lemen, dated July 23, 2020. Note accrues interest at 10% per annum, due and payable on December 31, 2021 (A)(B)	90,000	–
Secured Convertible Promissory Note (C)		4,225,005
Total Notes	$635,116	$4,764,583
Less: Current portion
	635,116	4,764,583
Notes Payable-Related Party Long Term	$-0-	-0-

(A) Secured by all of Company’s accounts receivable and inventory

(B) Includes a five (5) year common stock warrant of common stock. Warrants equal to 1% of the principal loan divided by $0.414, exercisable at the fair market value on execution date.

(C) The secured convertible promissory notes above are collateralized by substantially all the assets of the Company and are convertible, at the holder’s option, into Preferred B shares of the Company at a fixed conversion price ranging from $31.25 to $62.50 per share or at a conversion price of 20% discount to defined market prices.

Future maturities of related party debt are as follows:

Year Ending December 31,
2020	$190,000
2021	$445,116
Total Principal Payments	$635,116

F-13

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 – EQUITY

Preferred Stock

The Company has authorized 80,897,287 shares of $ 0.00001 par value preferred stock, comprised of 6,643,667 Series A shares, 13,830,474 Series B-1 shares and 12, 379,319 Series B-2 shares. As of December 31, 2020, and December 31, 2019, the Company had 24,582,267 shares of preferred stock issued and outstanding as follows:

Year	Series A	Series B-1	Series B-2	Total Shares Issued
2016	2,191,232			2,191,232
2017	1,785,071			1,785,071
2018	–			–
2019	–		482,813	482,813
2020	1,953,832	13,830,474	4,345,313	20,129,619
Total	5,930,135	13,830,474	4,828,126	24,588,735

The consideration paid for the Series A, Series B-1 and Series B-2 Preferred Stock issued was $0.38654, $0.3313914 and $0.4142393; respectively.

Common Stock

 The Company has authorized 55,000,000 shares of $0.00001 par value common stock. As of December 31, 2020 and December 31, 2019, the Company had 157,934 and 14,247,850 shares, respectively, of common stock issued and outstanding as follows:

Year	Employee Restricted Stock Units (“RSU”)	Vendor Settlement	Total Shares Issued
2014	5,750,000		5,750,000
2015	199,470		199,470
2016	5,913,215		5,913,215
2017	1,695,218	420,000	2,115,218
2018	129,357		129,357
2019	-	140,590	140,590
2020	-	17,344	17,344
Total	13,687,260	420,000	14,265,194

As of December 31, 2020, December 31, 2019 and prior periods, the Company has determined that since the stock has no quoted market value or other means to determine its market value, the Employee Restricted Stock Units were valued at $0.10 per share. Common stock shares issued for vendor settlement of unpaid invoices were settled for $260,263 in value.

F-14

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 – EQUITY (CONTINUED)

Stock Options

The Company uses the Black-Scholes option pricing model to determine the fair value of its stock options and warrant issuances. The determination of the fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by the Company’s stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include the Company’s expected stock price, volatility over the term of the awards, actual employee exercise behaviors, risk-free interest rate and expected dividends. For purposes of valuing stock options, the Company determined the expected volatility factor by comparing itself to the historic volatility of other companies in the same industry. The approximate risk-free interest rate was based on the implied yield available on U.S. Treasury zero-coupon issues with remaining terms equivalent to the Company’s expected term on its stock based compensation. The expected term of the Company’s stock options was based on an estimate of future employee exercises. The Company does not intend to pay dividends on its common stock in the foreseeable future. Accordingly, the Company used a dividend yield of zero in its option pricing model.

Pursuant to employment contracts entered into between the Company and its executive officers and consultants the Company granted an aggregate of 814,593 (651,674 cancelled) options on 2018, 4,629,899 (84,034 cancelled) options during the year 2019 and 1,073,378 options during the year 2020 options which expires through 2030. Each of the options had a three-to-five-year term with exercise prices ranging from $0.10 to $0.62 per share. These options have a fair value of approximately $826,,000 and $1,131,000 on December 31, 2020 and December 31, 2019, respectively, based upon the management assumptions using the Black Scholes model.

The following is a summary of the Company’s stock option activity through December 31, 2020 and December 31, 2019:

	Stock Options	Weighted Average Exercise Price
Outstanding – December 31, 2018	814,593	$0.62
Exercisable – December 31, 2018	1,021,121	$0.62
Granted	4,629,899	$0.10
Exercised	–	–
Forfeited/Cancelled	–	$0.10
Outstanding – December 31, 2019	5,444,492	$0.10
Exercisable – December 31, 2019	2,550,830	$0.10
Granted	1,073,378	$0.10
Exercised	–	-
Forfeited/Cancelled	(735,708)	$0.10
Outstanding – December 31, 2020	5,782,162	$0.10
Exercisable – December 31, 2020	4,615,145	$0.10

F-15

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 – EQUITY (CONTINUED)

Warrants

Pursuant to employment contracts entered into between the Company and its executive officers and consultants and vendor agreements, the Company issued the following common stock warrants:

	Warrants	Weighted Average Exercise Price
Outstanding – December 31, 2018	1,413,864	$0.10 to $0.62
Exercisable – December 31, 2018	1,413,864	$0.10 to $0.62
Granted	–	–
Exercised	–	–
Forfeited/Cancelled	–	–
Outstanding – December 31, 2019	1,413,864	$0.10 to $0.62
Exercisable – December 31, 2019	1,413,864	$0.10 to $0.62
Granted	285,491	$0.10 to $0.41
Exercised	–	–
Forfeited/Cancelled	–	–
Outstanding – December 31, 2020	1,699,355	$0.10 to $0.62
Exercisable – December 31, 2020	1,699,355	$0.10 to $0.62

F-16

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 7 – INCOME TAXES

The Company has U.S. federal and state net operating loss carryovers (“NOL’s”) of approximately $18.0 million and $15.5 million at December 31, 2020 and 2019, respectively, which begin to expire in 2036. Section 382 of the Internal Revenue Code limits the amount of NOL’s available to offset future taxable income when a substantial change in ownership occurs.

At December 31, 2020, the Company has a net operating loss carryforward of approximately $11,000,000 for federal and $10,000,000 for state tax purposes. The significant components of deferred income tax assets at December 31, 2020 and 2019 were as follows:

	December 31, 2020	December 31, 2019
Deferred tax asset:
Net operating loss carry-forward	$11,000,000	8,000,000
Less: valuation allowance	(11,000,000)	(8,000,000)

Net deferred income tax asset	$–	–

The amount taken into income as deferred income tax assets must reflect that portion of the income tax loss carry forwards that is more-likely-than-not to be realized from future operations. The Company has chosen to provide a full valuation allowance against all available income tax loss carry forwards. The Company has recognized a valuation allowance for the deferred income tax asset since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The valuation allowance is reviewed annually. When circumstances change and which cause a change in management’s judgment about the realizability of deferred income tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

As of December 31, 2020, and 2019, the Company has no recognized income tax benefits. The Company’s policy for classifying interest and penalties associated with unrecognized income tax benefits is to include such items as tax expense. No interest or penalties have been recorded during the year ended December 31, 2020 or the period ended December 31, 2019. As of December 31, 2020, and 2019, the Company did not have any amounts recorded pertaining to uncertain tax positions.

A reconciliation of the provision for income taxes at the combined statutory rate for the year ended December 31, 2020 and for the period ended December 31, 2020 is as follows:

	December 31, 2020	December 31, 2019
Income tax benefit	$(2,310,000)	(1,680,000)
Change in valuation allowance	2,310,000	1,680,000

Provision for income taxes	$–	–

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the Company’s losses since inception, management believes that it is more likely than not that the future benefits of its deferred tax assets will not be realized and has therefore established a full valuation allowance.

F-17

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Legal Matters:

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business.

To the best of the Company’s knowledge and belief, no material legal proceedings of merit are currently pending or threatened.

Employment and Consulting Agreements:

During years from 2017 to 2019, the Company signed employment agreements with five executive officers: the President, Chief Operating Officer, Director of Marketing, President and Chief Medical Officer and its Vice President of Sales. With the exception of one contract, each agreement is at will with no set termination periods., unless terminated earlier. The contracts provide for an annual base salary ranging from $200,000 to $100,00, participation in the Company’s Bonus Plan, Stock Option Plan, Medical benefits, severance pay and two (2) year non-compete clauses.

Rental:

On February 25, 2018 and subsequently amended May 30, 2021, the Company entered into a one (1) year lease agreement with automatic annual renewal, to occupy approximately 340 square feet of office space. The lease provides for monthly base rent of $5,919.

Rent expense incurred under the Company’s operating leases amounted to $52,705 and $89,392 during the years ended December 31, 2020 and 2019, respectively.

NOTE 9 – RELATED PARTY DISCLOSURE

The accompanying financial statements for 2020 and 2019 reflect accrued interest on notes payable due three (3) affiliated Note holders of the Company of $13,489 and $52,377, respectively, and interest expense of $13,489 and $61,811, respectively.

On April 15, 2019, the Company entered into an intellectual property licensing agreement (the "Agreement") with HyEdge IP Co. ("HyEdge IP"), an entity 100% owned by the founder and CEO of the Company.  Pursuant to the agreement, HyEdge IP granted the Company an exclusive, non-assignable, non-sublicensable and royalty-free right and license to use the intellectual properties related to beverages infused with hydrogen for human consumption owned by HyEdge IP (the "Intellectual Properties"), solely within North America. In addition, the Company agrees to irrevocably assign and transfer to HyEdge IP, all of its right, title and interest in and to any improvements, acquired through use, modification or improvement, on the Intellectual Properties (the "Improvements").

F-18

HYEDGE, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 9 – RELATED PARTY DISCLOSURE (continued)

The license will be terminated if 1) the Company fails to perform any term or condition of the Agreement and fails to cure such failure within 30 days. or 2) the Company undergoes any direct or indirect sale, merger, consolidation, or transfer of greater than 50% of the Licensee's ownership shares or business assets to a person or group of persons, or 3) the Company substantially discontinues business operations.

On December 20, 2019, the Company and HyEdge IP entered into an amendment to the Agreement (the "Amendment"), expanding the territory in the Agreement from North America to worldwide, including the World Wide Web. In addition, the Amendment clarified the scope of the license and rights in question, which includes the Intellectual Properties and the Improvements. The Amendment also stipulated that the Company and HyEdge IP shall agree upon a royalty for the Company's use of the Intellectual Properties, including the Improvements, outside of North America.

NOTE 10 – SUBSEQUENT EVENT

Equity:

On February 26 2021 and March 29, 2021, the Company issued 241,406 and 241,406 shares of Series B-2 Preferred Stock shares, respectively, at $0.414 for total proceeds of $200,000.

Buyout of Equipment Lease

On May 27, 2021, in connection with an Equipment Lease, the Company executed a six (6) month extension commencing March 24, 2021 to September 23,2021, making payments of $2,527 monthly. Additionally, the Company entered into a Bill of Sale for the exercise of the Buy-out Sale of the equipment at the end of the lease.

F-19

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this Current Report on Form 8-K (this "Form 8-K") and, if not defined in this Form 8-K, the Original Report.

Introduction

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 and year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and year ended December 31, 2020 give pro forma effect to the Business Combination as if it had occurred as of January 1, 2020. This information should be read together with FICAAR’s audited financial statements for the year ended December 31, 2020 and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations of FICAAR" for the year ended December 31, 2020 included incorporated by reference into this Form 8-K, and HYEDGE's audited financial statements for the year ended December 31, 2020 and related notes included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 has been prepared using the following:

•	FICAAR's audited historical balance sheet as of December 31, 2020, incorporated by reference into this Form 8-K.
•	HYEDGE's audited historical statement of operations for the year ended December 31, 2020, included in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and year ended December 31, 2020 has been prepared using the following:

•	FICAAR's audited historical consolidated statement of operations for the year ended December 31, 2020, incorporated by reference into this Form 8-K.; and
•	HYEDGE's audited historical statement of operations for the year ended December 31, 2020, included in this Form 8-K.

Description of the Transactions

On August 6, 2021, the FICAAR, INC.(“Parent”) entered into the Merger Agreement with HYEDGE, INC. (“Target” or “HYEDGE”), FICAAR Merger Sub Inc. ("Merger Sub" or “FMS”), a Delaware corporation, and the Shareholders of HYEDGE (“Target Shareholders”). Pursuant to the Merger Agreement, at the closing of the transaction contemplated thereby, Merger Sub merged with and into HYEDGE with HYEDGE surviving the Merger as a wholly owned subsidiary of the Parent. The Merger is anticipated to close on August 9, 2021.Under the Merger Agreement, FMS agreed to pay to Target Shareholders in equity of Parent common stock on a 1:0.7 exchange basis such that each share of Target common stock shall be exchanged for 0.70 shares of Parent Common stock. As a result of the Merger, Parent will be the sole shareholder of Target and Target shareholders will become minority shareholders of Parent.

Accounting for the Merger

The Merger will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, HYEDGE, who was the legal acquirer, will be treated as the "acquired" company for financial reporting purposes and FICAAR will be treated as the accounting acquirer. This determination was primarily based on HYEDGE having a majority of the voting power of the post-combination company, HYEDGE's senior management comprising substantially all of the senior management of the post-combination company, the relative size of HYEDGE compared to FMS, and HYEDGE's operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of a capital transaction in which FICAAR is issuing stock for the net assets of HYEDGE. The net assets of HYEDGE will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of FICAAR.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. FICAAR and HYEDGE did not have any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

F-20

FICAAR , INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEETS (Unaudited)

	JUNE 30,2021					DECEMBER 31. 2020
	FICAAR	HYEDGE		Merger	Pro Forma	FICAAR	HYEDGE		Merger	Pro Forma
	INC.	INC.		Adjustments	Combined	INC.	INC.		Adjustments	Combined
	(Public Co.)	(Private Co.)				(Public Co.)	(Private Co.)
	Accounting	Accounting				Accounting	Accounting
	Acquiree	Acquiror				Acquiree	Acquiror
ASSETS

CURRENT ASSETS:
Cash	$–	$43,232			$43,232	$–	70,256			$70,256
Accounts receivable	–	175,928			175,928	–	139,315			139,315
Loan receivable	247,975	–	bb	(247,975)	–
Inventory	–	405,624			405,624	–	383,245			383,245
Other current assets	–	51,005			51,005	–	74,321			74,321
TOTAL CURRENT ASSETS	247,975	675,789			675,789	–	667,137			667,137

PROPERTY AND EQUIPMENT, net	–	299,573			299,573	–	324,937			324,937

	$247,975	975,362			$975,362	$–	$992,074			$992,074

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$22,119	$3,014,979			$3,037,098	$33,203	$3,022,191			$3,055,394
Notes payable-Shareholders	–	635,116			635,116	–	635,116			635,116
Government Loans	–	272,715			272,715	–	272,715			272,715
Loan payable	–	247,975	bb	247,975	–	–	–			–
Current portion of notes payble, net of debt discount	30,497	–			30,497	–	–			–
Derivative liabilities	576,880				576,880	–	–			–
Other current liabilities	55,359	224,204			279,563	33,491	–			33,491
TOTAL CURRENT LIABILITIES	684,855	4,394,989			4,831,869	66,694	3,930,022			3,996,716

NON-CURRENT LIABILITIES	–
Other non-current liabilities	–	36,016			36,016	–	45,496			45,496
Notes payable- Shareholders	–	–			–	114,721	–			114,721
TOTAL NON-CURRENT LIABILITIES	–	36,016			36,016	114,721	45,496			160,217

TOTAL LIABILITIES	684,855	4,431,005			4,867,885	181,415	3,975,518			4,156,933

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock	–	255	aa	(255)	–	–	245	aa	(245)	–
Common stock	44,093	143	aa	34,839	79,075	44,093	143	aa	34,839	79,075
Common stock options	–	58	aa	(58)	–	–	58	aa	(58)	–
Warrants	–	18	aa	(18)	–	–	18	aa	(18)	–
Additional paid-in capital	(44,093)	10,226,295	aa	13,647,904	23,830,106	(44,093)	9,826,305	aa	12,775,695	22,557,907
Accumulated earnings (deficit)	(436,880)	(13,682,412)	aa	(13,682,412)	(27,801,704)	(181,415)	(12,810,213)	aa	(12,810,213)	(25,801,841)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(436,880)	(3,455,643)			(3,892,523)	(181,415)	(2,983,444)			(3,164,859)

	$247,975	$975,362		(0)	$975,362	$–	$992,074			$992,074

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

PF-1

FICAAR, INC.

PRO FORMACONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	SIX MONTHS JUNE 30,2021					YEAR ENDED DECEMBER 31. 2020
	FICAAR	HYEDGE		Merger	Pro Forma	FICAAR	HYEDGE		Merger	Pro Forma
	INC.	INC.		Adjustments	Combined	INC.	INC.		Adjustments	Combined
	(Public Co.)	(Private Co.)				(Public Co.)	(Private Co.)
	Accounting	Accounting				Accounting	Accounting
	Acquiree	Acquiror				Acquiree	Acquiror
REVENUES

Net Sales	$–	$1,023,204			$1,023,204	$–	$2,279,297			$2,279,297
TOTAL REVENUES

COST OF REVENUES	–	423,373			423,373	–	966,747			966,747

GROSS PROFIT	–	599,831			599,831	–	1,312,550			1,312,550

OPERATING EXPENSES
Sales and Marketing		967,258			967,258	–	2,386,482			2,386,482
General and administrative	12,858	411,443			424,301	16,562	1,185,773			1,202,335
	12,858	1,378,701			1,391,559	16,562	3,572,255			3,588,817

INCOME (LOSS) FROM OPERATIONS	(12,858)	(778,870)			(791,728)	(16,562)	(2,259,705)			(2,276,267)

OTHER INCOME (EXPENSE)
Amortization of debt discount	(41,518)	–			(41,518)	–	–			–
Derivative expense	(217,011)	–			(217,011)	–	–			–
Interest expense	(6,560)	(83,602)			(90,162)	(8,687)	(101,685)			(110,372)
Other income (expense)	22,482	(9,726)			12,756	–	(209,533)			(209,533)

TOTAL OTHER INCOME (EXPENSE)	(242,607)	(93,328)			(335,935)	(8,687)	(311,218)			(319,905)

NET INCOME (LOSS)	$(255,465)	$(872,198)			$(1,127,663)	$(25,249)	$(2,570,923)			$(2,596,172)

Common stock outstanding	88,089,867	14,265,194	aa	(14,265,194)	88,089,867	88,089,867	14,265,194	aa	(14,265,194)	88,089,867
Common stock issued in merger	–		aa	34,981,590	34,981,590	–		aa	34,981,590	34,981,590
Total common stock outstanding	88,089,867				123,071,457	88,089,867				123,071,457
NET LOSS PER SHARE	$(0.0029)				$(0.0092)	(0.0003)				$(0.0211)

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

PF-2

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

aa	Reflects the recapitalization of HyEdge through (i) the exchange of 44,136,473 shares of common stock of HyEdge for 30,895,530 shares of common stock of FICAAR public stock on a 1:0.70 exchange basis, (ii) the elimination of the historical retained earnings of HyEdge.

bb	Reflects the settlement of the outstanding notes with HyEdge related parties and other 3rd Party short-term debt into common stock upon the closing of the Merger.

PF-3